UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Schedule 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Truist Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
TRUIST FINANCIAL CORPORATION 214 N. TRYON STREET CHARLOTTE, NC 28202	TRUIST FINANCIAL CORPORATION 2025 Annual Meeting Vote by April 28, 2025 11:59 PM ET. For shares held in the Truist 401(k) Plan, vote by April 25, 2025 1:00 AM ET.

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You invested in TRUIST FINANCIAL CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 29, 2025.

Get informed before you vote

View the 2025 Proxy Statement, Annual Report, and Form 10-K online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to April 15, 2025. If you would like to request a copy of the material(s) for this or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	The election of twelve directors, each for a one-year term expiring at the 2026 Annual Meeting of Shareholders.

1a.	Jennifer S. Banner	For

1b.	K. David Boyer, Jr.	For

1c.	Agnes Bundy Scanlan	For

1d.	Dallas S. Clement	For

1e.	Linnie M. Haynesworth	For

1f.	Donna S. Morea	For

1g.	Charles A. Patton	For

1h.	William H. Rogers, Jr.	For

1i.	Thomas E. Skains	For

1j.	Laurence Stein	For

1k.	Bruce L. Tanner	For

1l.	Steven C. Voorhees	For

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Truist’s independent registered public accounting firm for 2025.	For

3.	Advisory vote to approve Truist’s executive compensation program.	For

NOTE: Designated proxies are authorized to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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